Investor Presentation
Investor Presentation
November 2009
NYSE: DAR

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Forward-Looking Statements
This presentation contains forward-looking statements regarding the business operations of Darling and the industry in which it operates. These statements are identified by words such as “may,” “will,” “expect,” “believe,” “intend,” “anticipate,”
“should,” “estimate,” “continue,” and other words referring to events to occur in the future. These statements reflect Darling's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including business and economic conditions in its existing markets that could cause actual results to differ materially from those projected in the forward-looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in the Company's filings with the Securities and Exchange Commission. Darling is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Over a century old,
Darling International Inc.
is America’s leading provider
of rendering, recycling and
recovery solutions to the
nation’s food industry.

We're Recycling The Darling Way.
DARLING INTERNATIONAL INC.

  Founded in 1882
  Headquartered in Dallas, TX
  1900 employees
  Public since 1994
  NYSE Listed (DAR)
  Largest independent rendering company with
80 locations, 44 processing plants nationwide
  Reports under two segments:
 – Rendering
 – Restaurant services
Who we are:

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Essential “Gate Keeper” for People & Planet

  Composting - Volume would fill 10,000 new
 Dallas Cowboy stadiums per year
  Landfill - Volume would reduce existing
 US landfill space by 25% per year and
 increase GHG emissions
  Incineration - Cost prohibitive and has
 air quality issues
  Digesting- Operationally challenging
 and capital intensive
  Burial - Potential for ground and
 surface water contamination
  Abandonment -Greatest threat to
 environment and human/animal health

Without rendering…. we face critical issues using other methods of disposal:

Inedible By-Product Origin
Poultry 28%
Swine 22%
Cattle 50%
US Rendering Breakdown
Non-Captive 40%
Integrated or Captive 60%

Rendering… invisible industry with massive scale
  Animal and food by-product recycling industry is “mission critical” in the food supply chain and is the most efficient and environmentally sound disposal alternative for a sustainable society.

  Over 59 billion pounds of inedible by-products generated annually from meat packers, poultry processors and retail food stores.
Source: NRA/Harvard Risk Assessment

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

   35 million cattle (49% of live wt. not used for human food)
   100 million hogs (44% not used for human food)
   8 billion chickens (37% not used for human food)
   280 million turkeys (36% not used for human food)
U.S. Animal Agriculture Annual Production

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

How it All Fits Together
RAW MATERIAL
Tallow
Meat & Bone
Grease
Hides
Leather
Shoes
Garments
Upholstery
Bio-
Fuels
Animal
Feed
Pet
Food
Poultry
Feed
Hog
Food
Animal
Feed
Pet
Food
Bio-
Fuels
Soap
Linoleic
Acid
Oleic
Acid
Glycerin
Stearic
Acid
Fertilizer
Lubricants
Textiles
Plastics
Shampoo
Emulsifiers
Cleaners
Creams
Esters
Paints
Plastics
Lubricants
Inks
Glues
Solvents
Antifreeze
Explosives
Rubber
Plastics
Tires
Lubricants
Finished
Products
Component
By-Products
Component
By-Products
Applications

♻

Tacoma
Portland
Boise
Twin Falls
San Francisco
Turlock
Fresno
Las Vegas
Los Angeles
Santa Ana
San Diego
Denver(2)
Garden City
Grand Island
Blue Earth
Sioux City
Des Moines
Wahoo
Omaha (4)
Kansas City (3+ hides)
Wichita
Tulsa
Dallas
San Antonio
Houston(2)
Berlin
Lynn Center
Waterloo
Clinton
Mason City
St. Louis
Little Rock
Coldwater
Detroit
Chicago
Indianapolis
Cleveland
Zanesville
Cincinnati
Pittsburgh
Buffalo
Newark
Philadelphia
Calhoun
Macon
Alma
Cairo
Jacksonville
Tampa
Ft. Lauderdale

**Darling Facilities**
- ● Rendering Activity
- □ Cooking Oil Collection & Recycling (COR)
- ■ Trap Services
- ◆ Pet Food Processing
- □ Blending

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Industry Leader
  Only recycling/rendering company with a national footprint operating in 42 states
 - Network of 44 processing facilities from coast to coast
 - Supported by 36 accumulation centers.
A national footprint with scale ……

We're Recycling The Darling Way.
DARLING INTERNATIONAL INC.

Reporting Segments
Rendering
Rendering is the process of recycling animal and food waste products into useful commercial goods, including tallow, protein meals (meat and bone meal), yellow grease, and hides.
Restaurant Services
Darling is the only US provider of collection, storage, transport, and recycling of old grease on a national scale.

Rendering Process
Grinding
Cooking
Defatting
Meal
Fat

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Raw Materials - turning this …
  Offal
  Bones and fat
  Blood
  Animals dead on arrival,
 in transit or on farms
  Feathers

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

… into this

We're Recycling The Darling Way.
DARLING INTERNATIONAL INC.

Rendering Overview
Darling operates a fleet of approx 960 trucks to collect raw materials from approx
116,000 food service establishments, butcher shops, grocery stores, and independent meat and poultry processors nationwide.
“Formula” basis: Applied to approx 58% of Darling’s annual raw material volume; cost is tied to published finished product commodity prices after deducting a fixed service charge.
“Non-formula” basis: Applied to remaining volume; suppliers are either paid a fixed price, are not paid, or are charged for the expense of collection, depending on various economic and competitive factors
Darling markets finished products worldwide.
Primarily BFT and YG, and also MBM, a protein;
Oils used in pet food, animal feed, soaps;
Oleo-chemical producers use oils to produce ingredients for paint, rubber, paper, concrete, plastics;
MBM is used as high protein additives in pet food and animal feed
Purchase &
Collection
Risk
Management
& Pricing
Marketing,
Sales &
Distribution

COOKING OIL REMOVAL

CLEANSTAR®

TORVAC
Division of Darling International Inc.

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Restaurant Services Overview
   Basic cooking oil removal (COR) service
 - Collection of used cooking oil from inside systems or
  outside corrals
   Premium service offered in conjunction with COR
 - Self contained used cooking oil storage system inside or
  outside customer’s premises
   Grease trap maintenance and cleaning service
 - Operates in 20 markets
 - Customers represent FSEs, malls and industrial food processors

COOKING OIL REMOVAL

♻

♻

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Cooking Oil Removal
  Bundled services - Complete,
 individualized used cooking oil collection and
 recycling services nationwide through local
 providers
  Environmental compliance - Efficient, reliable
 pickup and disposal of non-recyclable waste

CLEANSTAR®

Locked Valve
Darling Collection Vehicle
CleanStar
Fryers
CLEANSTAR

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

CleanStar
  Environmentally safe and efficient - Used cooking
 oil is pumped directly into sealed, insulated CleanStar
 storage tank with press of a button
  Customer choice - Option of inside or outside
 storage systems to fit customer needs

TORVAC
Division of Darling International Inc.

3388
DARLING

We're Recycling The Darling Way.
DARLING INTERNATIONAL INC.

Torvac (Trap)
  Ongoing maintenance - Provides manpower,
 equipment and expertise to find and fix grease
 trap problems
  Compliance - Removed material is tracked
 and handled in a legal and environmentally
 sound manner

WAFFLE HOUSE

McDonald's

Albertsons

CARIBOU COFFEE

SUPERVALU

COSÌ SIMPLY GOOD TASTE

BURGER KING

COSTCO WHOLESALE

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

National Service Center
Darling’s National Service Center (NSC) offers
complete service management for all cooking oil
removal, grease trap and rendering services.
  Manages grease and rendering related service needs.
  Ensures compliance for trap regulations and ordinances.
  24 hr/day, 7 day/week high-quality customer service.
  Web-based records management system.

$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2004
2005
2006
2007
2008
LTM
308,867
406,990
645,313
807,492
672,976
201,138
119,091
192,340
116,527
279,011
127,979
464,468
180,845
585,108
222,384
503,640
169,336
Rendering Revenues
Restaurant Services Revenues

Sales Recap

320,229

$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
68.3
74
57.5
49.9
103.9
133.4
87.7
2003
2004
2005
2006
2007
2008
LTM
Darling & National By-Products Combined (Proforma)
Darling International Inc. (Post - Acquisition)

Operating Cash Flows
(in millions)

5 Year Working Capital
$80
$60
$40
$20
$0
(in millions)
2004 2005 2006 2007 2008

5 Year Debt
$100
$80
$60
$40
$20
$0
(in millions)
2004 2005 2006 2007 2008

5 Year Net Worth
$300
$200
$100
$0
(in millions)
2004 2005 2006 2007 2008

5 Year Total Assets
$500
$400
$300
$200
$100
$0
(in millions)
2004 2005 2006 2007 2008

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Key Financials

$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$31.0
$21.4
$15.6
$11.8
$10.3
2004
2005
2006
2007
2008
2009
YTD

Capital Expenditures

Millions
$13.3

Balance Sheet

	July 4, 2009	June 28, 2008

CASH	$ 57,786	$ 44,596
ACCOUNTS RECEIVABLE	46,404	65,078
INVENTORIES	20,073	30,300
INCOME TAXES REFUNDABLE	5,170	-
OTHER CURRENT ASSETS	15,539	12,018
TOTAL CURRENT ASSETS	144,972	151,992

PROPERTY, PLANT & EQUIP	146,477	132,698
GOODWILL	66,958	71,856
OTHER	47,604	32,716
TOTAL ASSETS	$ 406,011	$ 389,262

CURRENT PORTION - DEBT	$ 5,000	$ 5,000
A/P AND ACCRUED EXPENSES	61,290	70,139
TOTAL CURRENT LIABILITIES	66,290	75,139

LONG-TERM DEBT, LESS CURRENT	30,000	36,250
OTHER LIABILITIES	54,117	28,361
TOTAL LIABILITIES	150,407	139,750

STOCKHOLDERS' EQUITY	255,604	249,512
TOTAL LIABILITIES AND EQUITY	$ 406,011	$ 389,262

Company Acquired
Market Area
Date Darling Acquired
Market Area
Company Acquired
2003
2004
2005
2006
2007
2008
2009

DARLING INTERNATIONAL INC.

Core Business Growth through Acquisition

March
03
Dec
04
May
06
July
07
Dec
08
Feb
09
Aug
08
Oct
05
Enviro Vac,
Inc.
FL, GA
KC metro
NYC metro
GA
GA
So CA
TX
Burrows Industries, Inc.
dba Minuteman Pumping
Ace Grease
Service
J&R
Rendering, Inc.
Southeastern
Maintenance &
Construction Inc.
National
By-Products, LLC
API Recycling,
div of American
Proteins Inc.
Boca
Transport, Inc.
Midwest
US

Green Fuels
Carbon Value
Core Business

We're Recycling The Darling Way.
DARLING INTERNATIONAL INC.

Darling International Inc. - Triangle of Value

Darling Captures and Recycles Carbon
(Emissions per 1000 lb raw material)
Rendering
Facility
573 kg CO2 eq
avoided by recycling
64 kg CO2
Industrial uses
and biofuels
Feed
Material Darling recycles in a year:
Carbon Darling captures, lb/year	1.23 billion
CO2 Darling avoids, metric ton/year	2.1 million
CO2 emitted per metric ton avoided	0.14 metric ton
GHG avoided ,metric ton/year*	4 million
Atmospheric CO2
 *Avoided when materials are rendered rather than composted, based on a study by Xu et al., 2008
Animal
Byproducts
&
Mortalities

- 
- 
- Capable of making 150-200 million gallons
- 
-

Biodiesel
Billion gallons
RFS, "not less than" 1.0 billion gallons, 2013-2022
RFS, 2007 Energy Act (through 2012)
1.000
0.750
0.500
0.250
0.000
2008
2010
2012
2014
2016
2018
2020
2022
Calendar year

Darling is uniquely positioned
  A top producer of animal fats and greases
  “Similar to owning the oil field”
  Not a food oil (Food vs. Fuel)
  Mandates, subsidies, and carbon credits
Source: National Biodiesel Board.

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Bio-diesel has not been the solution so far for animal fats

Animal fat based bio-diesel (TME)
has not been embraced because of
cold flow properties… hard to handle in the
distribution system and variable quality.
	Petro-Diesel	Biodiesel (FAME)	Green Diesel
NOx Emission	Baseline	+ 10	-10 to 0
Cetane	40-55	50-65	75-90
Cold flow properties	Baseline	Poor	Excellent
Oxidative stability	Baseline	Poor	Excellent
Energy content	Baseline	Lower	Similar

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Green diesel may be a better solution?
  Green diesel is a bio fuel indistinguishable from petroleum diesel; it can be blended to any proportion
  Green diesel can be used in any proportion within today’s infrastructure, from pipelines and storage to gas pumps and automobiles
  Green diesel has excellent stability and is not oxygenated
  Green diesel offers superior cold flow properties making it more suitable for very cold climate conditions
  Green diesel has higher energy content per volume compared to biodiesel
  The renewable diesel process is feedstock flexible and will produce green diesel with the same superior quality from a
 wide variety of feedstock's, such as vegetable oils, tallow, animal fats, greases & algae oils
  Green diesel offers lower fossil energy requirements and
 reduction of green house gases and NOX emissions

  Animal fat price is determined by its value relative to corn!
  Not a FOOD vs. FUEL issue
  Developing a new customer alternative for DAR products
 is essential to creating shareholder value.
Mandated consumption and blending requirement for
greenhouses gases may alter the supply & demand enough
to narrow the discount our products have enjoyed versus
soybean oil.

Highlights to consider:
Bio-fuels may be a game changer for DAR!
	2006	2007	2008	3-Yr Average
Per # price of diesel fuel	.27	.30	.45	.34
Per # price of animal fat/used grease	.16	.26	.31	.24
Price premium as fuel before tax credit	.11	.04	.14	.10
Per # value of tax credit	.14	.14	.14	.14
Price premium as fuel after tax credit	.25	.18	.28	.24
 Alters supply/demand dynamic of animal fats/used grease
 Darling fat is more valuable as fuel than animal feed
Billions of Annual Lbs
Demand as animal feed	7.5
Demand as industrial feedstock	2.1
Demand as food ingredient	.4
U.S. supply/demand fat’s and greases	10.0

# Traditionally been a discount to vegetable oil

Soy oil
BFT
BO Futures
Cents per Pound
80
70
60
50
40
30
20
10
0
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Bleachable
Fancy Tallow

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

MMs Annual
Revenue renewable diesel	$526
Other products	30
Total revenue	556
Input cost	375
Plant operating cost	39
Total expenses	414

EBITDA	$142**
What did Green Diesel economics in 2008 look like?
10,000 barrel/day plant
Earnings Snapshot

**Assumes 2008 average market prices for the
respective products and inputs as published by
trade journals and may not be indicative of future
performance.

Green Diesel and the Carbon World
THE CARBON FACTS
- Each gallon of diesel fuel results in 22.2 #’s of carbon emissions
- Carbon reduction associated with animal fat/used cooking oil green diesel between 70%-90%
10,000 BPD PLANT
U.S. ANIMAL FAT
&
USED GREASE
SUPPLY
 Gallons green diesel 125,000,000
X #’s/gallon carbon reduction 18
= Total #’s of carbon reduction 2,250,000,000
 or
 Metric tonnes carbon credit 1,020,593
X Assumed per tonne credit $35
= Available income carbon credits $35,720,755
 Gallons green diesel 1,250,000,000
X #’s/gallon carbon reduction 8
= Total #’s of carbon reduction                              22,500,000,000
 or
 Metric tonnes carbon credit 10,205,933
X Assumed per tonne credit 35
= Available income carbon credits                                     $357,207,655
Value will most likely be created by
RIN’S which will be indexed with
fuels having greater carbon reductions
receiving premium pricing in market
Assumes 80%

We're Recycling The Darling Way.
DARLING INTERNATIONAL INC.

DAR & VLO have applied for DOE Loan Guarantee
  Joint venture to construct 10,000 barrel/ day “Green Diesel Refinery”
  Facility to have pre-treatment capability for multi-feedstock flexibility, but animal fats and used cooking oil are primary
  St. Charles Site Provides:
 – Located on major waterway for feedstock flexibility
 – Located on petroleum pipeline distribution system
 – Located on hydrogen supply pipeline system
  Deal points we are looking for:
 – 50/50 equity participation
 – Supply at market of fats and oils
 – Finished products (Diesel, Naphtha, and Propane) off take agreement
 – RIN and Carbon Credit stay with facility

The RECYCLING COMPANY of YESTERDAY…
The
CARBON FRIENDLY
FUEL COMPANY
of TOMMORROW